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Exhibit 10.22.4

        [*****] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT
NO. 4

        THIS AMENDMENT NO. 4 (this "Amendment"), dated April 24, 2003, is entered into by and between Displaytech, Inc., a corporation organized and existing under the laws of the State of Colorado in the United States of America, with its principal place of business located at 2602 Clover Basin Drive, Longmont, CO 80503 U.S.A. ("DT"), and Miyota Co., Ltd., established and existing under the laws of Japan, with its registered office located at 4107-5 Miyota-machi, Kitasaku-gun, Nagano-ken, 389-0294 Japan ("MYT" along with DT a "Party," and together the "Parties").

        This Amendment amends that certain Manufacturing Agreement between the Parties dated December 10, 1998, as amended by Amendment No. 1 dated March 25, 1999, Amendment No. 2 dated July 24, 2001, and Amendment No. 3 dated March 13, 2003 (the "Original Agreement"), as follows:

        1.    Definitions.

        (a)   The following definitions shall be added to Section 1 of the Original Agreement:

          "Competitive Products" means (i) any FLC based glass-on-silicon or glass-on-glass device and (ii) any viewfinder which is manufactured using FOL or MOL processes. Notwithstanding the foregoing, certain FLC based glass-on-glass devices which are manufactured not using FOL or MOL may be excluded from the Competitive Products upon written consent of DT. Schedule 1.C, Competitive Products sets forth the Competitive Products identified as of the date of this Agreement.

          "DT Intellectual Property" means all Intellectual Property, other than the Joint Intellectual Property, whether developed by or on behalf of (including subcontractors) MYT and/or DT or licensed by DT: (1) related to the Products, or any portion thereof, (including without limitation the design, manufacture or operation of the Products), the FLCs, the Line, FOL, MOL, IAL, IA, EAL, EA or EOL; (2) arising as a result of or in the course of this Agreement, (3) all Intellectual Property provided to MYT by DT, and (4) all modifications, derivative works, bug fixes, updates, upgrades and other improvements thereto.

          "EA" means the engine assembly, which is described as follows: the engine assembly mounts the output from the IAL in a housing that includes imaging optics.

          "EAL" means the manufacturing process used to assemble the EA.

          "IA" means the illuminator assembly, which is attached to the output from the EOL (cell packaged on flex circuit or printed circuit board). The illuminator assembly contains the LED and a front light.

          "IAL" means the manufacturing process used to assemble the IA including the testing of the viewfinder module for quality.

          "Intellectual Property" means: (1) all knowledge and information, in whatever form or medium that may or may not be generally known, that gives to one the ability to produce or market something that one otherwise would not have known how to produce or market with the same accuracy or precision, including without limitation, techniques, concepts, ideas, algorithms, processes, procedures, improvements, discoveries, inventions and invention disclosure (whether patentable, unpatentable or reduced to practice); business, engineering and other plans; formulae, designs, masks, data, databases, writings and works of authorship regardless whether such is protected; all information in any form relating to the design, manufacture, production, operation, maintenance and utilization of any product; computer programs, including object codes and source codes; standard work procedures; bills of material; vendor information; parts, jig, fixture, tool and component lists; equipment information; test procedures; and operations, maintenance, user and service manuals and catalog data; (2) original works of authorship in any tangible medium of expression; and (3) any and all intellectual property rights known or hereafter arising or recognized in any jurisdiction in the world (regardless of whether such rights are registered or unregistered) relating the foregoing, including without limitation: (a) mask works rights (including, not limited to any rights arising under the United States Semiconductor Protection Act); (b) rights associated with works of authorship throughout the universe, including, but not limited to, copyrights and moral rights; (c) trademark, trade name or similar rights; (d) trade secret rights; (e) patent, invention, design, any other industrial rights; (f) all other intellectual property rights (of every kind and nature throughout the universe and however designated) whether arising by operation of law, contract, license, or otherwise; (g) all disclosures, applications, registrations, renewals, extensions, continuations, divisions, or reissues hereof now or hereafter in force (including any rights in any of the foregoing); and (h) the right to bring suit (under any of the foregoing rights) for monetary, injunctive or other relief against any past, present or future infringer.

          "Joint Intellectual Property" means all Intellectual Property developed solely by or on behalf of MYT relating solely to the Line, FOL, MOL, IAL, IA, EAL, EA or EOL and/or the Products and all modifications, derivative works, bug fixes, updates, upgrades and other improvements thereto.

          "MYT Intellectual Property" means any Intellectual Property: (1) developed by or for MYT prior to this Agreement or (2) developed by or for MYT during the term of this Agreement that is not based on or related to the DT Intellectual Property.

          "Restricted Patents" means all non-published information and Japanese patent rights relating to the following United States patents and patent applications including any continuation, continuation-in-part, divisional, reissue and renewal:

      5,808,800
      6,025,890
      6,038,005
      6,195,136
      6,359,723
      Serial No. 10/067516

        (b)   The definition of "Products" under Section 1.1 of the Original Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "Products" shall mean all FLC micro-display glass-on-silicon and glass-on-glass devices which are based on or incorporate or include DT Intellectual Property and all other products, if such products and devices are agreed to be incorporated into this Agreement by MYT and DT, manufactured by or for MYT for or on behalf of DT, from time to time. For purposes of clarification, this Agreement shall not apply to any products or devices that are not manufactured by or for MYT.

        2.    Use of Manufacturing Facilities.    A new Section 2.7 shall be added to the Original Agreement as follows:

          2.7    Use of Manufacturing Facilities.

            2.7.1    Use of Manufacturing Facilities.

              (a)   Except as expressly permitted in Sections 2.7.1(b) and 6.12, MYT agrees not to use the Line or any DT intellectual Property for any purpose except for the manufacture of the Products and, subject to Sections 2.7.1(c) and 11.1.3, the PLPs.

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              (b)   Subject to the limitations set forth in Section 2.7.1(c) subject to Sections 3.4, 4.11, 6, 10 and 11, MYT may use the Line and its other manufacturing facilities to manufacture products for or on behalf of third parties; provided that, MYT shall notify DT in writing of the names of such third parties and the types of products manufactured for or on behalf of such third parties twice a year; by the end of June and December every year.

              (c)   Unless otherwise agreed to by the Parties and subject Section 11, during the term of this Agreement and for a period of two years thereafter, MYT agrees not to use the Line, the DT Intellectual Property or its other manufacturing facilities to manufacture any Competitive Product nor shall MYT or any of its Affiliates participate, directly or indirectly, in the design, manufacture or sale of any Competitive Product. In the event MYT is manufacturing a product or device designed to perform substantially similar function as, or be a substitute or replacement for, the Products, DT and MYT shall discuss in good faith whether MYT should continue to manufacture and sell such product or device, provided however that, in any event, subject always to Section 2.7.3, MYT may manufacture and sell such product unless and until DT and MYT reach an agreement that MYT cease to manufacture and sell such product or device (in which case MYT may continue to manufacture and sell such product or device until the expiration of the then current term of the applicable manufacturing agreement, or as the Parties otherwise agree) or until the expiration of the then current term of the applicable manufacturing agreement. MYT covenants and agrees not to enter into any agreement with a third party for the manufacture of any product or device (regardless of whether it is a Competitive Product) requiring the use of the Line or any DT Intellectual Property for a term of more than three (3) years and covenants and agrees not to enter into any contract or agreement in conflict with the provisions of this Agreement. The scope and effect of the covenants contained in this Section 2.7.1(c) shall be as broad as may be permitted pursuant to the provisions of applicable law. To the extent that the language of this subsection may restrict competition to a greater extent than that permitted by applicable law, it shall be effective only to the extent permitted by applicable law.

            2.7.2    Royalty; Line Access Fee.    In return for the license granted in Section 11.1, MYT shall pay to DT a royalty equal to two percent (2%) (payable in U.S. dollars) of all gross revenue (as determined in accordance with generally acceptable accounting principles in the United States, consistently applied), recognized by MYT as a result of using FOL or MOL or any DT Intellectual Property in the manufacture or sales of non-FLC micro-display products (except the Products), which are manufactured using FOL or MOL. In the event that MYT manufactures products or devices using FOL or MOL pursuant to an agreement, understanding or arrangement ("Arrangement") (such as, among other things an arrangement involving a division of profits or special rebates or allowances) with an Affiliate or with any third party with which MYT or any Affiliate of MYT has such an Arrangement and which Arrangement results in extending to such Affiliate or third party lower prices, fees or rates than those charged to DT or other concerns buying similar products in similar amounts and under similar conditions, then the royalties to be paid hereunder with respect to such products or devices shall be based on the gross sales price at which the purchaser of such products or devices so resells such products or devices.

            For purposes of this Section 2.7.2, "gross revenue" shall not include the following: (i) sales, use and/or other taxes or duties actually paid, (ii) normal and customary rebates, and cash and trade discounts, actually taken, (iii) cost of any shipping packages and packing, (iv) insurance costs and transportation charges, (v) import and/or export duties actually paid, and (vi) amounts allowed credited due to return, all of such items set forth in subsections (i)-

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    (vi) shall itemized, to the extent applicable, on MYT's written report to DT under Section 2.7.2(a).

              (a)   Within 30 days of the end of each calendar quarter following any use of the Line or any DT Intellectual Property pursuant to the license in Section 11.1, MYT shall furnish DT with a written report setting forth the revenue it recognized from the use of the Line or any DT Intellectual Property by third parties during the previous period and the computation of the royalties payable with respect thereto. Each report shall be accompanied by the amount due (in U.S. dollars) for that period, if any.

              (b)   MYT shall keep accurate records in sufficient detail to enable royalties payable to DT hereunder to be determined and it shall permit such records to be inspected once per calendar quarter upon written notice by DT, during reasonable business hours, by DT, a certified public accountant or firm of certified public accountants appointed by DT, or any other advisor of DT, at DT's expense, to the extent necessary to verify the amount of royalties payable hereunder to DT.

              (c)   All royalties or other amounts called for by this Agreement shall be made without deduction for taxes, assessments, or other charges of any kind which may be imposed on the Parties by the government of the Japan or any other government or political subdivision of any government, and such taxes, assessments, or other charges shall be the responsibility of and paid by MYT. Notwithstanding the foregoing, any income or other tax that MYT is required to withhold on behalf of DT with respect to the royalties owed pursuant to this Agreement shall be deducted by MYT from the royalties prior to remittance. Within 60 days after each payment of royalties to DT, MYT shall furnish to DT evidence of any such taxes withheld.

              (d)   The United States currency payments under this Agreement shall be determined on the basis of the Official Rate of Exchange, as quoted by the Wall Street Journal, New York, New York, U.S.A., on the date (or closest preceding business day) that such payment is due; provided that, if such exchange rate is not quoted in the Wall Street Journal, the closing transfer buying rates quoted by Citibank, N.A. in New York, New York, U.S.A., shall be employed in effecting such conversion.

            2.7.3    Capacity.    MYT acknowledges and agrees that its manufacturing activities on behalf of third parties (other than on behalf of HP as provided under Section 6.12), shall not interrupt or in any way interfere with its capacity to manufacture Products to fulfill the requirements of DT and HP as set forth herein. DT shall be entitled to priority for manufacturing capacity to manufacture Products, including Products for PLPs, to fulfill the requirements of DT and HP before MYT or any other customer of MYT. In the event that MYT is unable to fulfill DT's and HP's requirements for the Products as set forth herein for any 60-day period, DT, at its option, may require MYT to cease manufacturing operations on behalf of MYT or any of its other customers (including all manufacturing relating to the PLP) and DT may, at its option, secure other means to fulfill its volume requirements.

        3.    Access to Manufacturing Facilities.    A new Section 2.8 shall be added to the Original Agreement as follows:

          2.8    Access to Manufacturing Facilities.

            2.8.1    DT's Access.    DT or any person designated by DT (other than direct competitors of MYT) shall have the right to visit MYT's manufacturing facilities and the Line during normal business hours and to inspect MYT's operation relating to the performance of its obligations hereunder. DT or its authorized representatives shall have the right to inspect all incoming materials, inventory, Finished Products for conformity to the Product specifications

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    and quality standards provided that such inspection shall not unreasonably disrupt MYT's operations. Any such inspections and/or payments prior to delivery of any Finished Products shall not constitute final acceptance by DT. MYT agrees to implement within a reasonable time all mutually agreed corrective action recommended by DT or its representative to MYT. In addition, MYT agrees to grant DT reasonable access to the reports, records and other documents relating to the manufacture of the Products, including copies of all inspection and other reports by governmental regulatory agencies.

            2.8.2    Third Part Access.    During the term of this Agreement, MYT may grant access to the Line to a third party for or on behalf of which MYT manufactures products using the Line, provided that the confidentiality obligations of MYT under Section 12 shall be in full force and effect and provided further that, prior to such third party's access, MYT shall require that such third party execute a confidentiality agreement no less restrictive than the confidentiality obligations set forth in Section 12. Notwithstanding the foregoing, MYT shall not permit any third party that sells, manufactures, distributes or otherwise markets any Competitive Product (as further detailed on Schedule 1.C, Competitive Products) access to the Line and for all purposes of this Agreement and any confidentiality agreement entered into with third parties, all information relating to the Line and the Products, whether disclosed orally or in writing, shall be deemed to be Confidential Information.

        4.    Finished Products.    The following shall be inserted after the last sentence in Section 6.5 of the Original Agreement:

    MYT will use its best efforts to manufacture and sell to DT all quantities of the Product ordered by DT and HP in accordance with the Product order schedule. If the requested quantities of the Products are not met due to down time on the Line, use of the Line or other manufacturing facilities for third parties or itself or any failures under MYT's control and responsibility, MYT will take measures, at its cost, to make up the shortages. If shortages are due in any way to conditions solely caused by DT, DT will provide direction on whether and how to make up the shortage and will be responsible for any associated incremental cost.

        5.    Price.    The following shall be inserted after the last sentence in Section 7.1 of the Original Agreement:

          MYT agrees that overhead costs paid by DT shall not exceed overhead costs attributable to any products manufactured by MYT for or on behalf of third parties pursuant to Section 2.7, as calculated using the lesser of a per unit basis or a percentage of revenue basis. MYT further agrees that deductions shall be made to the cost of the Products for overhead, depreciation of equipment, building costs, and other costs attributable to any products manufactured by MYT for or on behalf of third parties pursuant to Section 2.7. MYT covenants and agrees that the prices, rates, charges or fees used in the determination of its manufacturing costs for the price of the Products in accordance with Section 7.1 are not less favorable than those currently and in the future extended to other customers, or to MYT's Affiliates, for similar manufacturing activities and quantities. DT shall automatically have the benefit of any lower prices, rates, charges or fees provided to MYT's other customers, or to its Affiliates (based on sales volumes similar to or more than that of MYT's other customers and Affiliates), using the Line and its manufacturing facilities in accordance with Section 2.7.1. MYT agrees to use best efforts to purchase materials from vendors and suppliers who can supply materials for MYT's manufacturing activities on behalf of DT and on behalf of itself, its Affiliates or third parties, in order to provide additional cost savings to DT as a result of higher volume discounts. The prices charged to DT by MYT for such materials shall be not less favorable than the prices charged by MYT to third parties or its Affiliates for such materials where volumes are similar to MYT's customers' or its Affiliates' volumes.

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        6.    Exclusive Agreement.    Section 10 of the Original Agreement shall be amended as follows:

          (a)   Section 10.1 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

            10.1    DT.    Except as expressly permitted in Sections 2.7 and 3.1 and except for manufacturing Products on its own manufacturing line in Longmont, Colorado, DT will not manufacture or have a third party manufacture Products during the term of this Agreement or any renewal thereof. Notwithstanding the foregoing, in the event of a breach or default by MYT under this Agreement that remains uncured for a period of 60 days after notice thereof from DT or if DT elects to seek a second source of supply or to find a new distributor under Sections 2.7 and 3.1, at DT's option, and in addition to all of DT's other rights and remedies hereunder, this Agreement shall become non-exclusive with respect to DT's obligations to MYT only and DT may manufacture and sell any Products (including the PLPs) itself or through any third party (and all minimum purchase requirements under Section 9 shall terminate) and DT may supply FLC materials to any third party to manufacture the Products; provided, however, MYT shall continue to be bound by all of the terms and conditions of this Agreement. To the extent that DT elects to use a second source of supply under this Section 10.1 and so long as this Agreement has not expired or been terminated, if MYT cures any breach or default after the 60 cure period set forth above (provided, however, this clause shall not create any additional cure rights for a breach or default by MYT) and MYT is able to fulfill DT's pricing, capacity, quality and other requirements under the terms of this Agreement by the third anniversary date of DT's election to contract with a second source of supply and to maintain a non-exclusive relationship with MYT, then DT shall agree to convert this Agreement back to an exclusive manufacturing relationship for the remainder of the term of this Agreement.

          (b)   Section 10.2 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

            10.2    MYT.    Except as expressly permitted in Section 2.7 and subject to the terms and conditions of Section 2.7, MYT agrees that it will use the manufacturing equipment it installs in Nagano to manufacture Products in accordance with this Agreement only for the manufacture of Products and Finished Products, and no others.

        7.    Intellectual Property Rights.    Sections 11.1, 11.2, and 11.3 of the Original Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof together with new Sections 11.5, 11.6, and 11.7:

          11.1    DT Intellectual Property.

            11.1.1    Ownership.    Except for the limited licenses explicitly granted in this Section 11.1, DT retains all right, title and interest in and to the DT intellectual Property. To the extent MYT has or acquires any right, title or interest in or to the DT Intellectual Property, MYT hereby irrevocably transfers and assigns all such right, title or interest to DT. To the extent MYT retains any rights in or to the DT Intellectual Property that, as a matter of law, cannot be transferred or assigned to DT, including without limitation any moral rights (collectively, "DT Retained Rights"), MYT hereby unconditionally and irrevocably waives the enforcement of such DT Retained Rights, and all claims and causes of action of any kind against DT with respect thereto, and agrees, at DT's request and expense, to consent to and join in any action to enforce such DT Retained Rights on DT's behalf. MYT shall, during the term of this Agreement and at any time thereafter, execute any documents and take such other actions as deemed necessary (at DT's cost and expense) by DT to protect and convey the rights of DT

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    in and to the DT Intellectual Property. MYT shall not subject any DT Intellectual Property (or any portions thereof) to any security interest, lien or other encumbrance.

            11.1.2    License to Manufacture on Behalf of DT.    DT hereby grants to MYT a limited, non-transferable, royalty-free, non-exclusive license to use and modify (solely with respect to the DT Intellectual Property relating to manufacturing processes) the DT Intellectual Property for the sole purpose of manufacturing the Products on behalf of DT or HP (as permitted under Section 6.12 only) using the Line only, subject to the terms and conditions of this Agreement. MYT shall not have any right to sublicense its rights under this Section 11.1.2.

            11.1.3    License to Use DT Intellectual Property for PLPs.    DT hereby grants to MYT a limited, non-transferable, non-exclusive license to use the DT Intellectual Property to sell, offer to sell and import the PLPs under the terms of this Agreement. In addition, DT hereby grants to MYT a limited, non-transferable, non-exclusive license to make PLPs under the Restricted Patents under the terms of this Agreement. MYT shall not have any right to sublicense its rights under this Section 11.1.3.

            11.1.4    License to Manufacture on Behalf of MYT or Third Parties.    Subject to the limitations set forth in Section 2.7, DT hereby grants to MYT a limited, royalty-bearing (with respect to the use of the FOL and MOL only), non-transferable, non-exclusive license to use the DT Intellectual Property, solely as the DT Intellectual Property relates to the operation of the Line and not with respect to any of the Products, to manufacture products or other devices on behalf of itself and/or for third parties. MYT shall not have any right to sublicense its rights under this Section 11.1.4.

          11.2    MYT Intellectual Property.

            11.2.1    Ownership.    Except for the limited license explicitly granted in Section 11.2.2, MYT retains all right, title and interest in and to the MYT Intellectual Property. To the extent DT has or acquires any right, title or interest in or to the MYT Intellectual Property, DT hereby irrevocably transfers and assigns all such right, title or interest to MYT. To the extent DT retains any rights in or to the MYT Intellectual Property that, as a matter of law, cannot be transferred or assigned to MYT, including without limitation any moral rights (collectively, "MYT Retained Rights"), DT hereby unconditionally and irrevocably waives the enforcement of such MYT Retained Rights, and all claims and causes of action of any kind against MYT with respect thereto, and agrees, at MYT's request and expense, to consent to and join in any action to enforce such MYT Retained Rights on MYT's behalf. DT shall, during the term of this Agreement and at any time thereafter, execute any documents and take such other actions as deemed necessary by MYT (at MYT's cost and expense) to protect and convey the rights of MYT in and to the MYT Intellectual Property.

            11.2.2    License.    To the extent MYT incorporates any MYT Intellectual Property into (a) any manufacturing process for the Products (b) in the Products or (c) otherwise uses the MYT Intellectual Property in connection with this Agreement, MYT hereby grants DT and its Affiliates a transferable, worldwide, irrevocable, perpetual, unlimited, royalty-free, fully-paid license, with the right to sublicense through multiple tiers of sublicensees, to use the MYT Intellectual Property to use, modify, make, import, sell, and offer to sell any product or device that incorporates such MYT Intellectual Property or any improvements made by DT thereto.

          11.3    Restrictions.

            11.3.1    DT Intellectual Property.    Except as permitted under Section 11.1, MYT and its Affiliates shall not, and shall not permit or encourage any third party to: (a) modify, adapt, alter, translate, port or create derivative works of or from the DT Intellectual Property; (b) sublicense, distribute, sell, lease, rent, loan, or otherwise transfer the DT Intellectual

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    Property; (c) reverse engineer, decompile, disassemble, or otherwise attempt to derive the formula for or any other proprietary information or trade secrets from the DT Intellectual Property; (d) remove, alter, or obscure any proprietary notices (including, without limitation, any copyright or trademark notices) of DT or its licensors and suppliers from the DT Intellectual Property; or (e) otherwise use, reproduce, display or copy the DT Intellectual Property. Some of the foregoing restrictions may not apply to MYT under the particular laws of the jurisdiction which MYT operates, in which case such restrictions shall not apply to the extent prohibited by or in conflict with such applicable law. Except as expressly provided in Section 11.1 or as otherwise agreed to by the Parties, DT grants no rights or licenses to MYT, by implication, estoppel, or otherwise, in or to the DT Intellectual Property including, but not limited to, the right to make or sell any Product outside of Japan or the right to have any Product or PLP made by a third party. All rights not expressly granted to MYT hereunder are reserved by DT.

            11.3.2    MYT Intellectual Property.    Except as permitted under Section 11.2, DT and its Affiliates shall not, and shall not permit or encourage any third party to: (a) modify, adapt, alter, translate, port or create derivative works of or from the MYT Intellectual Property; (b) sublicense, distribute, sell, lease, rent, loan, or otherwise transfer the MYT Intellectual Property; (c) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code for or any other proprietary information or trade secrets from the MYT Intellectual Property; (d) remove, alter, or obscure any proprietary notices (including, without limitation, any copyright or trademark notices) of MYT or its licensors and suppliers from the MYT Intellectual Property; or (e) otherwise use, reproduce, display or copy the MYT Intellectual Property. Some of the foregoing restrictions may not apply to DT under the particular laws of the jurisdiction which DT operates, in which case such restrictions shall not apply to the extent prohibited by or in conflict with such applicable law. Except as provided in Section 11.2 above, MYT grants no rights or licenses to DT, by implication, estoppel, or otherwise, in or to the MYT Intellectual Property. All rights not expressly granted to DT hereunder are reserved by MYT.

          11.5    Joint Intellectual Property.    Any and all Joint Intellectual Property shall be subject to the following provisions:

            11.5.1    Ownership.

            (a)   Subject to the terms and conditions of this Agreement, all Joint Intellectual Property shall be owned jointly and equally by MYT and DT. Each Party hereby acknowledges and agrees that, except as otherwise set forth expressly below, the Parties each own an equal undivided interest in and to any and all Joint Intellectual Property, subject to the rights and obligations set forth herein.

            (b)   To the extent either Party has or acquires any greater right, title or interest in or to the Joint Intellectual Property than the other Party, the Party having such greater interest hereby assigns, to the other Party, such rights as necessary to effectuate the joint ownership set forth in Section 11.5.1.(a).

            (c)   Patent applications covering Joint Intellectual Property and patents issuing thereon, applications for copyright registration for any Joint Intellectual Property, and any and all extensions, divisions, renewals, reissues and continuations of any and each of the foregoing will be filed and prosecuted by counsel selected by DT and MYT and maintained jointly and equally by DT and MYT, and both Parties will bear fifty percent (50%) of all costs and expenses of and shall cooperate with each other with respect to applying for, prosecuting, filing, obtaining, maintaining, renewing and continuing such patents and copyrights for all Joint Intellectual Property. In the event one Party discontinues funding any of such costs or

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    expenses with respect to Joint Intellectual Property, that Party shall lose the rights granted under this Section 11.5 for that portion of the Joint Intellectual Property until such time that it reimburses the other Party for those costs the non-paying Party did not share equally. In such an event, the other Party may undertake to acquire such patent or copyright with respect to the Joint Intellectual Property at its sole expense and shall have full control over the prosecution, registration and maintenance thereof (as the case may be), in which case the non-paying Party will have no rights in such Joint Intellectual Property and shall not be entitled to any share of any profits, royalties or other amounts attributable to such Joint Intellectual Property. In connection with obtaining and maintaining patent or copyright protection for any invention that may be related to Joint Intellectual Property, regardless of which Party has ownership rights, the Parties shall cooperate with each other, during and subsequent to the term of this Agreement, by executing and delivering all documents reasonably necessary to carry out the intent of this Section 11.5.

            11.5.2    Use of Joint Intellectual Property.    Subject to and without limiting Section 11.5.1, each of DT and MYT may make, use, sell, offer to sell, import, copy, modify, distribute, make a derivative work or otherwise practice or exploit any Joint Intellectual Property without having any obligation to the other Party. DT and MYT each hereby waive all rights to an accounting for profits resulting from either Party's use of the Joint Intellectual Property.

            11.5.3    Enforcement.    Prior to commencing any action or placing in issue in a legal proceeding against a third party concerning the validity, scope, infringement or enforceability of any Joint Intellectual Property, DT or MYT, as the case may be, shall notify the other Party of the matter. Consent by the other Party to proceed with the action shall not be required, provided that the Party taking the action shall not unnecessarily compromise the other Party's interest in the Joint Intellectual Property, and shall permit the other Party at its election and expense to join the action if permitted by law. All amounts obtained during such enforcement of any Joint Intellectual Property shall belong to the Party initiating such enforcement action, provided that the enforcing Party shall deliver the other Party a pro-rata share of such amounts in proportion to the extent (if any) the other Party shared in the costs of such enforcement action.

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            11.5.4    Employees and Consultants.    Each Party shall maintain agreements with its employees and consultants sufficient to enable such Party to comply with its obligations under this Section 11.5.

          11.6    Indemnification.

            11.6.1    MYT Indemnification.    MYT shall pay all costs relating to any claim that any Permitted Use (as defined below) of the Joint intellectual Property infringes the right of any third party and MYT shall indemnify, defend and hold DT and its shareholders, Affiliates, employees, officers, directors and contractors harmless from and against any and all losses, liabilities, judgments, awards, damages and costs (including attorneys' fees, experts' fees and expenses) in any claim or suit arising out of an allegation that the Joint Intellectual Property (or any Permitted Use thereof, including, without limitation, incorporating such Joint Intellectual Property into a Product or manufacturing process, or the sale, offer for sale or importation of such Product) infringes any third party's rights including, without limitation, any Intellectual Property rights, or violates any applicable law, rule or regulation of any governmental authority or agency.

            For purposes of this Agreement, "Permitted Use" shall mean any use of the Joint Intellectual Property (i) in any application currently used by MYT or DT at the time such Joint Intellectual Property was developed (including, without limitation, incorporating such Joint Intellectual Property into any Product or manufacturing process, or the sale, offer for sale or importation of such Product) or any other uses that are not materially different from such applications, or (ii) any other use of the Joint Intellectual Property after notification to MYT of such use if MYT confirms that such use does not infringe any third party's Intellectual Property rights, or violate any applicable law, rule or regulation of any governmental authority or agency.

            11.6.2    DT Indemnification.    DT shall pay all costs relating to any claim that the DT intellectual Property infringes the right of any third party and DT shall indemnify, defend, and hold MYT and its shareholders, Affiliates, employees, officers, directors and contractors harmless from and against any and all losses, liabilities, judgments, awards, damages and costs (including attorneys' fees, experts' fees and expenses) in any claim or suit arising out of an allegation that the DT Intellectual Property used pursuant to Sections 11.1.2 and 11.1.3 infringes any third party's rights including, without limitation, any Intellectual Property rights or violates any applicable law, rule or regulation of any governmental authority or agency.

          11.7    Bankruptcy.    All rights and licenses granted under or pursuant to this Agreement by one Party to the other are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the United States Bankruptcy Code. Subject to all of the terms, conditions and obligations of this Agreement, the Parties agree that the licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code.

        8.    Termination.    Section 16 is hereby amended as follows:

          (a)   The following shall be added at the end of Section 16.1.:

            In the event of any termination of this Agreement under Section 16.2, this Section 16.1 shall have no further force and effect.

10

          (b)   Section 16.2 shall be deleted in its entirety and the following is hereby inserted in lieu thereof:

            16.2    Termination for Breach of Intellectual Property Rights.    Each Party acknowledges that (i) any misuse of any of the other Party's Intellectual Property, (ii) any violation of the licenses granted under this Agreement, or (iii) any disclosure of the other Party's Confidential Information is likely to cause serious and irreparable harm, the amount of which may be difficult to estimate, thus making any remedy at law or in damages inadequate. Each Party therefore agrees that if the other Party breaches any provision of this Agreement relating to the other Party's Intellectual Property, the licenses granted hereunder, or Confidential Information or if such Party has cause to believe that the other Party intends to or is about to breach the same, then such Party shall be entitled to, and the other Party hereby consents to, injunctive relief (without having to post a bond), restraining or enjoining the act (or failure to act) constituting the breach or threatened breach, or such other equitable and legal remedies as may be available in the circumstances. In addition, if any such breach remains uncured for 10 days after receiving written notice thereof, the non-breaching Party may terminate this Agreement without mediation or arbitration under Section 16.1. The Parties agree that the exclusive venue and place of jurisdiction for any proceeding brought under this Section 16.2 shall be the State of Colorado, City and County of Denver, including the United States District Court for the District of Colorado in Denver, and each Party hereby waives any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding.

          (c)   The following shall be inserted after the last sentence of Section 16.3:

            Upon the termination or expiration of this Agreement for any reason, unless the Parties mutually agree in writing to the contrary and as is necessary for MYT to complete its obligations under the current term (without any opportunity for renewal) of any agreement with any third party or an Affiliate for the manufacture of products on the Line under Section 2.7 (except in the case where such use of the Line caused the termination of this Agreement), the licenses set forth in Section 11.1 shall terminate and MYT shall immediately stop the production of any Products then in process; except that in the case of the expiration of this Agreement or a termination of this Agreement by DT, at DT's option, MYT shall continue production of the Products to the extent necessary to meet any orders of Products which were accepted by MYT prior to the expiration or termination of the Agreement. In addition, MYT shall immediately cease using all of the DT Intellectual Property relating to the Products and shall promptly deliver to DT all Finished Product manufactured hereunder along with all copies or tangible forms of the DT Intellectual Property and Joint Intellectual Property used in the Line or in any other manufacturing process used to produce the Products together with all FLC materials, equipment and other tangible property supplied by or for DT. Sections 2.7, 6, 8, 9, 11.1.1, 11.2, 11.3, 11.4, 11.5, 11.6, 12, 14, 16 and 17 shall survive the expiration or termination of this Agreement for any reason.

        9.    General Terms.    Section 17 of the Original Agreement shall be amended as follows:

          (a)   The following shall be inserted after the last sentence of Section 17.3:

            Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the obligations contemplated hereunder are fulfilled to the maximum extent possible.

11

          (b)   Section 17.5 shall be deleted in its entirety and the following is inserted in lieu thereof:

            All notices hereunder, other than day-to-day communications, shall be in writing and delivered (i) personally, (ii) by registered or certified mail, postage prepaid; (iii) by overnight courier service, or (iv) by facsimile, confirmed promptly by one of the foregoing delivery methods, to the following addresses of the respective Parties:

If to DT, individual copies to:	With a copy to:
Displaytech, Inc. Attn: Chief Executive Officer or President 2602 Clover Basin Drive Longmont, CO 80503-7603 Phone: (303) 772-2191 Fax: (303) 772-2193	Displaytech, Inc. Attn: General Counsel 2602 Clover Basin Drive Longmont, CO 80503-7603 Phone: (303) 772-2191 Fax: (303) 772-2193
If to MYT, individual copies to:	With a copy to:
Miyota Co., Ltd. Attn: President 4107-5 Miyota-machi Kitasaku-gun Nagano-ken 389-0294 Japan Phone: 81 0267 (32) 3331 Fax: 81 0267 (32) 6327	Toshihiko Ide 353 Yaehara Kitamimaki-mura Kitasaku-gun Nagano-ken 389-0406 Japan 81 0268 (67) 1911 81 0268 (67) 1913

            Notices shall be effective: (a) upon receipt if personally delivered or delivered by confirmed facsimile; (b) on the fifth business day following the date of mailing, if mailed; and (c) upon receipt, if sent by overnight courier service. A Party may change its address listed above by notice to the other Party.

          (c)   A new Section 17.11 shall be added as follows:

            17.11    Export Controls.    It is understood and acknowledged that the DT Intellectual Property and Products are subject to export control laws, trade embargoes, regulations, orders and other restrictions of any country governing the export of the DT Intellectual Property and the Products, and each Party agrees that it shall comply with such laws, trade embargoes, regulations, orders and other restrictions. Without limiting the generality of the foregoing, MYT shall comply at all times with all restrictions imposed by the U.S. Government under the U.S. Export Administration Act of 1979, as amended, and regulations issued under such Act and trade sanctions programs administered by the U.S. Department of Treasury. MYT acknowledges that currently such trade sanction programs prohibit DT from engaging in transactions with certain countries and parties including, the Balkans, Burma, Cuba, Iran, Iraq, Liberia, Libya, North Korea, Sierra Leone, Sudan, the Taliban, UNITA (Angola) and Yugoslavia among others. The obligation of each Party under this Section shall survive the termination of this Agreement.

          (d)   A new Section 17.12 shall be added as follows:

            17.12    Foreign Corrupt Practices Act.    MYT acknowledges that it is familiar with and understands the prohibitions of U.S. Foreign Corrupt Practices Act 1977, as amended (the "FCPA"), and that it has not engaged and shall not engage, and has not caused or permitted and shall not cause or permit any of its shareholders, directors, officers, employees or agents

12

    or any of its Affiliates or their shareholders, directors, officers, employees or agents to engage, in any act that would involve a violation of the FCPA. MYT agrees that it shall immediately notify DT if MYT receives or acquires knowledge of, directly or indirectly, any request or action which MYT believes will or may be a violation of the FCPA. MYT further agrees to indemnify DT against any and all costs, fines and other liabilities imposed on DT as a result of any such actions by MYT or its Affiliates or its or their respective shareholders, directors, officers, employees or agents.

          (e)   A new Section 17.13 shall be added as follows:

            17.13    Independent Contractor Relationship.    The relationship between the Parties under this Agreement is that of independent contractors, and this Agreement does not constitute, and shall not be deemed to constitute a joint venture or partnership between the Parties hereto, and neither Party shall be deemed to be an agent of the other, or have authority to bind, obligate or make an agreement for the other Party.

          (f)    A new Section 17.14 shall be added as follows:

            17.14    Affiliates and Subcontractors.    Neither Party shall subcontract any of is obligations hereunder without the written consent of the other Party. Each Party shall exercise sole control of its Affiliates, permitted subcontractors and consultants, shall ensure that they comply with all of the terms and conditions of this Agreement and shall be solely responsible for their actions and omissions. Any breach of the terms of this Agreement by a Party's Affiliates, subcontractors or consultants shall constitute a breach by such Party, entitling the non-breaching Party to pursue against it all rights and remedies under this Agreement or applicable law that such other Party would have been entitled to assert against the Party had the Party directly breached this Agreement. In furtherance of the foregoing, to the extent that any obligations of either Party are subcontracted hereunder, such subcontractor must agree in writing to be bound by the terms of this Agreement or, in the case of the confidentiality obligations under Section 12, an agreement no less restrictive than the provisions of Section I2 and either Party may review such writings and agreements upon reasonable notice to the other Party.

        10.    Schedules.    The following Schedules attached to the Original Agreement are hereby deleted in their entirety and replaced with the Schedules attached hereto (together with all schedules contemplated hereunder):

  Schedule 1.C, Competitive Products

  Schedule 2.3, Product Description

  Schedule 2.4, Process Procedure Documentation (QC Process Charts)

  Schedule 3.1, Minimum Annual Volume Requirements for PLP Exclusivity

  Schedule 3.2, Pricing Formula for Finished Products for Private Label Products

  Schedule 7.1, Price

        11.    Termination.    That certain Letter Agreement by and between DT and MYT, dated March 20, 1999, relating to the Confidential Information of DT, is hereby terminated and shall have no further force and effect.

        12.    Conflict.    If any conflict should arise between the terms and provisions of this Amendment and the Original Agreement, this Amendment shall govern. In the event of any conflict between the Original Agreement (as amended by this Amendment) and that certain Private Label Product Supply

13

Agreement, dated January 19, 2001, between the Parties (the "Supply Agreement"), the terms and conditions of the Supply Agreement shall govern in all respects except for any conflict with Section 3.1, in which case, this Amendment shall govern.

        13.    Amendment No. 5.    The Parties hereby agree to use best efforts to negotiate a definitive Amendment No. 5 to the Original Agreement by June 30, 2003 ("Amendment No. 5"). Amendment No. 5 will address the following: (i) volume and other obligations relating to PLPs, (ii) warranty, shipment and forecasting provisions, (iii) product recalls, (iv) pricing based on the volume of the Products purchased by DT and based on a cost model, and (v) additional amendments that are necessary to clarify the Original Agreement and to update the Schedules.

        14.    No Other Amendments.    Except as amended hereby, the Original Agreement shall remain in full force and effect in accordance with its original terms.

        15.    Counterparts.    This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same document. Executed counterparts sent by facsimile or by other means of transmission shall be effective as originals.

[The remainder of this page is intentionally left blank.]

14

        IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

MIYOTA CO., LTD.		DISPLAYTECH, INC.

By:	/s/ YUZO MAEKAWA	By:	/s/ RICHARD BARTON
	Name: Yuzo Maekawa		Name: Richard Barton
	Title: President		Title: CEO

Schedule 1.C

April 2, 2003

Competitive Products

  [*****]
  [*****]
  [*****]

		[*****]	[*****]	[*****]	[*****]	[*****]
Glass on Silicon	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Glass on Glass	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Any Viewfinders		[*****]	[*****]	[*****]	[*****]	[*****]

*
Unless approved by DT

no
[*****]

yes
[*****]

royalty
[*****]

Royalty 2%

Chart agreed on DT & MYT conference call April 2, 2003

Schedule 2.3

Data Sheet

LightView™ QVGA
Display Module
Model QDM-0076-MV5

Features

  •
  Extended temperature range of-30°C to 80°C (storage)

  •
  Programmability supports multiple brightness settings

  •
  QVGA format with 320 × 240 pixels; 24-bit color capability on every pixel

  •
  Flexible device design made possible through an easy-to-use electrical interface

  •
  Performance adjustments of display can be passed on to end-user

  •
  Less than 135 mW typical display module power consumption (at 16 MHz) including LED illumination

  •
  4.8 mm (0.19") active display panel diagonal

  •
  Display panel fill factor greater than 88%

  •
  Low voltage operation:

      Display panel: 3.3 ± 0.3 V

      LED illumination: 5.0 ± 0.5 V

  •
  Fast switching Ferroelectric Liquid Crystal (FLC) materials and technology

  •
  Adjustable frame rate—up to 100 color frames per second

  •
  Independent color LED brightness control; programmable gamma control; power saving mode

  •
  Simple, 8-bit digital interface, with data rates up to 24 Mbytes/second

  •
  Two-wire control interface (TWIN)

  •
  Color sequential mode of operation

  •
  High brightness display module for indoor and outdoor use; greater than 340 cd/m2 typical luminance

  •
  Contrast ratio greater than 100:1

  •
  White point calibrated to 6500 ± 500 K

  •
  Flexible image orientation supports multiple mounting designs

  •
  Improved mounting flexibility allows fewer constraints, wider variety of mounting options

Applications

  •
  Digital still camera viewfinders

  •
  Video camcorder viewfinders

  •
  Wireless communication devices

  •
  Portable DVD players

  •
  Battery-powered games

  •
  Ultra-portable display applications

Description

        The QVGA Display Module Model QDM-0076-MV5 is a high resolution, self-illuminated display solution with an extended temperature range, capable of operating between -10°C and 60°C, and of being stored between -30°C and 80°C. Compact and lightweight, this Display Module is designed for portable, battery-powered devices. The display includes a power saving mode, reducing power consumption to less than 5 mW. QVGA Display Module applications include high resolution color viewfinders for both digital still and video cameras, wireless communication devices, portable DVD viewers, battery-powered games, and ultra-portable display applications.

        A drop-in replacement for Model QDM-0076-MV1, the MV5 Display Module offers improved mounting flexibility and requires less handling prior to mounting.

        With 320 × 240 full-color pixels, the QVGA Display Module Model QDM-0076-MV5 provides an integrated display solution, incorporating the display panel, polarization optics, illumination, and control circuitry in a compact optical-mechanical package. Like all Displaytech products, the module takes advantage of the fast switching speeds and superior optical qualities of our patented Ferroelectric Liquid Crystal (FLC) materials and technology. The FLC enables bright, full-color graphics and crisp text at frame rates up to 100 Hz over a broad temperature range.

        This high brightness Display Module delivers over 340 cd/m2 for indoor and outdoor use. It also supports programmable brightness settings that may be passed on to the end user. Display Module power consumption is less than 135 mW at 60 Hz frame rates. Designed specifically for portable display applications, the Display Module minimizes power consumption by efficient and effective utilization of field sequential color operation. The display also includes a power saving mode that dramatically reduces typical power consumption to less than 5 mW. Excellent optical efficiency is provided with both an aperture ratio greater than 88% and a top metal reflectance greater than 85%.

        The QVGA Display Module features a programmable response curve, allowing for gamma response values from 1.0 to approximately 3.0. Specifically, manufacturers can control brightness and color or can pass control of these parameters on to the end-user using device interfaces. This gives manufacturers the freedom to design application devices with customer satisfaction, and not display limitations, as their primary focus. Available control registers provide additional optimization for specific customer applications through the TWIN interface. Data interfacing to Model QDM-0076-MV5 consists of an 8-bit digital data bus operating at up to 24 MHz.

Illumination System

        The QVGA Display Module Model QDM-0076-MV5 is designed to allow the variables of image size and location, field of view, and eye relief to be addressed with maximum flexibility. This allows manufacturers the freedom to approach optical eyepiece design in the way that best fits their specific application.

        Color is achieved by sequentially illuminating the QVGA display panel with red, green, and blue light-emitting diodes (LEDs). This LED system provides very efficient, independently controlled emitters for each primary color, with excellent color saturation and one of the broadest color gamuts in the display industry. Fast FLC switching speeds enable rich full color by synchronously displaying individual red-green-blue (RGB) fields in rapid succession. Each pixel produces an individual pure color—there are no color triads to reduce resolution or spatial clarity. The module uses a proprietary illuminator design optimized for uniform brightness and minimum form factor. The end result is the ability to show colors that are unattainable on standard monitors or laptop screens.

        These additional colors are shown in Figure 1 as the area outside of the CRT gamut and inside of the labeled LED sources.

Figure 1: QVGA Display Module Color Gamut Overlaid on 1931 CIE Color Chart

Package Description

        The display panel is packaged on a ceramic substrate that provides both strength and stability and is attached to a flex circuit that allows for design and mounting creativity. The integrated illuminator consists of a plastic housing containing the full-color LED and optical films. The Display Module is designed to accommodate manufacturer preferences in system mounting, allowing for extreme flexibility in application packaging design. Figure 2 shows MV5 model packaging to scale.

Figure 2: QDM-0076-MV5 Package

Interface

        Data interfacing to the QVGA MV5 model consists of an 8-bit digital data bus operating at up to 24 MHz. The digital video interface consists of an 8-bit data bus (VIDEO_IN [7:0]), FRAME_START, DATA_VALID, CLK (data clock), DISP_CLK (display clock) input signals, and the FULL output signal. Figure 3 shows the pin configuration of the display module interface (not to scale).

        The MV5 model is controlled by the TWIN serial interface to program internal registers. User-programmable register values control image orientation, brightness, and color balance (or white point). The MV5 model contains a set of registers that also control operation and report the status of the display. These control registers allow manufacturers to control several important parameters: brightness and color control through LED registers, and display response through the gamma table register. Control of these parameters may also be passed on to the end-user via device interfaces. This flexibility allows for both freedom in designing applications and enhanced satisfaction of end-user preferences.

Figure 3: Model QDM-0076-MV5 Connection Diagram

Product Specifications
QVGA Display Module Model QDM-0076-MV5

General
Format	QVGA (320 × 240 full color pixels)
Viewing area	3.84 × 2.88 mm
Array diagonal	4.83 mm (0.19")
Pixel pitch	12.0 μm
Fill factor	88.7%
Color depth	24 bit color operation (16.7 million colors)
Frame rate (full color)	100 Hz (maximum) 75 Hz (nominal)
Optical(1)
Brightness	340 cd/m2 nominal
Contrast ratio	100:1
White color temperature	6500±500 K
Electrical
Interface	8 bit digital data bus at up to 24 MHz
Display panel	3.3 V CMOS (digital)
LED illuminator	5.0 V
Power consumption (Display panel + LED illuminator) at 16 MHz
Total module	<135 mW
Low power mode	approximately 5 mW
Physical
Dimensions (L × W × H) (excludes flex circuit)	14.1 × 15.8 × 7.3 mm
Weight	1.7 g
Thermal
Operating temperature	-10° C to 60° C
Storage temperature	-30° C to 80° C

QDM-0076-MV5 specifications are subject to change

(1)
Quantities apply to product performance at standard operating temperature, 25° C.

Corporate Profile

        Longmont, Colo.-Displaytech, Inc. makes and sells microdisplays with superior image quality to performance-driven consumer electronics companies, providing sustainable competitive advantages to their digital still cameras, camcorders, and mobile communication device customers. Displaytech offers high-quality, patented Ferroelectric Liquid Crystal (FLC) display products through its LightView™ product lines, which use less power and with smaller form factors allowing for product design innovation and meeting tough manufacturing demands. Established partnerships with industry-leading manufacturers also position Displaytech to keep pace with the challenges of the high volume consumer electronics market. For more information visit www.displaytech.com

Displaytech, Inc.	Telephone	303-772-2191
2602 Clover Basin Drive	Toll free (USA)	800-397-8124
Longmont, Colorado 80503-7604	Fax	303-772-2193
USA	Email	QVGAsupport@displaytech.com
	Website	www.displaytech.com

Preliminary Data Sheet

Light View™ 311k Analog Display Module

        [GRAPHIC]

Summary

        The Displaytech LightView™ 311k Display Module is a high resolution, low power offering specifically designed for color digital still camera and video camcorder electronic viewfinder applications. The module provides an integrated display solution, incorporating the display panel, polarization optics, illumination, and control circuitry in a compact opto-mechanical package. This product takes advantage of the fast switching speeds and superior optical qualities of our patented Ferroelectric Liquid Crystal (FLC) materials, delivering images free of motion smearing or color breakup. This high brightness display module delivers 250 cd/m2 while consuming less than 225 mW at 120 Hz frame rate. The display also includes a sleep mode that dramatically reduces power consumption to less than 5 mW. Industry standard analog interfaces are supported for easy product integration.

Features

  •
  High resolution format with 432 x 240 full color pixels (311,000 effective dots)

  •
  Fast switching Ferroelectric Liquid Crystal (FLC) material eliminates motion smearing

  •
  Supports consumer product temperature ranges

  •
  Low power: Less than 225 mW including LED illumination and display driver

  •
  120 Hz frame rate (360 Hz RGB field rate)

  •
  Performance adjustments of the display including brightness and gamma can be passed on to end-user

  •
  All digital display with superior image quality

  •
  Color sequential mode of operation

Applications

  •
  Digital still camera viewfinders

  •
  Video camcorder viewfinders

  •
  Wireless communication devices

  •
  Head mounted displays

  •
  Ultra-portable display applications

Availability

• Engineering Samples:	June 2003
• Pre-production Prototypes:	September 2003
• Volume Production:	Q4 2003

Supported Interfaces

  •
  Analog YUV

  •
  Analog RGB

Block Diagram

Preliminary Product Specifications
LightView™ 311k Analog Display Module

General
Format:	432 × 240
Array diagonal:	0.255"
Pixel Pitch:	12 μm × 16.2 μm
Fill Factor:	> 90%
Color depth:	24 bit
Frame Rate:	120 Hz (360 Hz RGB field rate) for NTSC 100 Hz (300 Hz RGB field rate) for PAL
Optical(1)
Brightness:	250 cd/m2 Nominal
Contrast Ratio:	> 100:1 @ room temperature
White Color Temperature:	6,500 ± 500 K Adjustable
Electrical
Supported Interfaces:	Analog RGB or Analog YUV with Hd, Vd
Power Consumption:	Total Module: < 175 mW @ (Display panel + LED Illuminator + Controller)
Required Supply Voltages:	2.5V (Core) 3.3V (I/O) 5V (LED)
Packaging Dimensions:	20.20 × 19.20 × 13.5 mm (TBD)
Thermal
Operating temperature:	-10 °C to 70 °C
Storage temperature:	-30 °C to 83 °C

LDM-0311-A specifications are subject to change

(1)
Quantities apply to product performance at standard operating conditions

Corporate Profile

        Longmont, Colo.-based Displaytech, Inc. makes and sells microdisplays with superior image quality to performance-driven consumer electronics companies, providing sustainable competitive advantages to their digital still cameras, camcorders, and mobile communication device customers. Displaytech offers high-quality, patented Ferroelectric Liquid Crystal (FLC) display products through its LightView™ product lines, which use less power and with smaller form factors allowing for product design innovation and meeting tough manufacturing demands. Established partnerships with industry-leading manufacturers also position Displaytech to keep pace with the challenges of the high-volume consumer electronics market.

For more information visit www.displaytech.com

Telephone:	303-772-2191
Toll free (USA):	800-397-8124

Data Sheet

LightView™ QVGA
Display Engine
Model QDE-0076-SE1

        [GRAPHIC]

Features

  •
  Fast switching Ferroelectric Liquid Crystal (FLC) materials and technology

  •
  QVGA format with 320 × 240 pixels; 24-bit color capability on every pixel

  •
  Virtual image size of 22.4" as viewed from 2m

  •
  Focus adjustment from -3D to +1D

  •
  Supports consumer product temperature ranges

  •
  Programmability supports multiple brightness settings

  •
  Flexible device design made possible through an easy-to-use electrical inter/ace

  •
  Performance adjustments of display can be passed on to end-user

  •
  Less than 135 mW typical display module power consumption (at 60Hz frame rates) including LED illumination

  •
  Low voltage operation:

      Display panel: 3.3 ± 0.3V

      LED illumination: 5.0 ± 0.5V

  •
  Adjustable frame rate—up to 100 color frames per second

  •
  Independent color LED brightness control; programmable gamma control; power saving mode

  •
  Simple, 8-bit digital interface, with data rates up to 24 Mbytes/second

  •
  Two-wire control interface (TWIN)

  •
  Color sequential mode of operation

  •
  High brightness display module for indoor and outdoor use; 343 cd/m2 nominal luminance

  •
  Contrast ratio greater than 100:1

  •
  White point calibrated to 6500 ± 500 K

Applications

  •
  Digital still camera viewfinders

  •
  Video camcorder viewfinders

  •
  Wireless communication devices

  •
  Ultra-portable display applications

Value Proposition

  •
  Display Engine Module provides seamless integration into end-user applications, significantly reducing engineering design and development time

  •
  Reduces risk associated with new optics development, and offers a proven, high quality, low-cost microdisplay/optics combination

  •
  Reduces manufacturing labor time during camera/device assembly

  •
  Eliminates clean room requirement for microdisplay integration

  •
  Eases supply chain management requirements for the Electronic Viewfinder Assembly

Description

        The QVGA Display Engine is a high resolution, self-illuminated display solution with an extended temperature range, capable of operating between -10°C and 50°C, and of being stored between -30°C and 80°C. The Engine features a virtual image size of 22.4" as viewed from 2 meters and includes focus adjustment from -3D to +1D. Compact and lightweight, the Display Engine is optimized for use in Digital Still Cameras, but is equally effective in Video Camcorders, Wireless Communication Devices, and Ultra-portable display applications.

        With 320 × 240 full-color pixels, the QVGA Display Engine provides an integrated display/optics solution, incorporating the Displaytech QVGA Display Module QDM-0076-MV5, magnification and focusing optics, and mechanical housing. Like all Displaytech products, the module takes advantage of the fast switching speeds and superior optical qualities of our patented Ferroelectric Liquid Crystal (FLC) materials and technology. The FLC enables bright, full-color graphics and crisp text at frame rates up to 100 Hz over a broad temperature range.

        This high brightness Display Engine delivers a nominal 340 cd/m2 for indoor and outdoor use. It also supports programmable brightness settings that may be passed on to the end user. The Display Module minimizes power consumption by efficient utilization of field sequential color operation. Typical Display Module power consumption is less than 135 mW at 60 Hz frame rates and also includes a power saving mode that dramatically reduces power consumption to less than 5 mW. Excellent optical efficiency is provided with both an aperture ratio greater than 88% and a top metal reflectance greater than 85%.

        The incorporated QVGA Display Module features a programmable response curve, allowing for gamma response values from 1.0 to approximately 3.0. Specifically, manufacturers can control brightness and color or can pass control of these parameters on to the end-user using device interfaces. This gives manufacturers the freedom to design application devices with customer satisfaction, and not display limitations, as their primary focus. Available control registers provide additional optimization for specific customer applications through the TWIN interface. Data interfacing to the module consists of an 8-bit digital data bus operating at up to 24 MHz.

Product Specifications
LightView QVGA Display Engine—Model QDE-0076-SE1

Engine Specifications	QVGA (320 × 240 full color pixels)
Format:	15X
Magnification:	-3D to + 1D
Adjustment Range:	16.1 degrees
Field of View:	22.4" at 2 meters
Virtual Image Size:	24 bits
Color depth:	100 Hz (maximum)
Frame rate (full color):	75 Hz (nominal)
Brightness	340 cd/m2 (nominal)
Contrast Ratio:	100:1
White Color Temperature:	6500 +/- 500 K
Electrical
Interface	8 bit digital data bus
Display panel	3.3 V CMOS
LED Illuminator	5.0 V
Power Consumption (Display panel + LED Illuminator)
Total Module:	< 135 mW @ 60 Hz frame rates
Low Power Mode:	5 mW
Physical (Engine Assembly)
Dimensions (L × W × H):	48.65 × 23.56 × 29.23 mm [Length is measured at +1D]
Thermal
Operating temperature:	-10° C to 50° C
Storage temperature:	-30° C to 80° C

Corporate Profile

        Longmont, Colo.-based Displaytech, Inc. makes and sells microdisplays with superior image quality to performance-driven consumer electronics companies, providing sustainable competitive advantages to their digital still cameras, camcorders, and mobile communication device customers, Displaytech offers high-quality, patented Ferroelectric Liquid Crystal (FLC) display products through its LightView™ product lines, which use less power and with smaller form factors allowing for product design innovation and meeting tough manufacturing demands. Established partnerships with industry-leading manufacturers also position Displaytech to keep pace with the challenges of the high volume consumer electronics market.

For more information visit www.displaytech.com

Displaytech, Inc.	Telephone	303-772-2191
2602 Clover Basin Drive	Toll free (USA)	800-397-8124
Longmont, Colorado 80503-7604	Fax	303-772-2193
USA	Email	QVGAsupport@displaytech.com
	Website	www.displaytech.com

Data Sheet

LightView™ QVGA
Display Engine
Model QDE-0076-SE2

        [GRAPHIC]

Features

  •
  Fast switching Ferroelectric Liquid Crystal (FLC) materials and technology

  •
  QVGA format with 320 x 240 pixels; 24-bit color capability on every pixel

  •
  Focus adjustment from -3D to +ID

  •
  Supports consumer product temperature ranges

  •
  Programmability supports multiple brightness settings

  •
  Flexible device design made possible through an easy-to-use electrical interface

  •
  Performance adjustments of display can be passed on to end-user

  •
  Less than 135 mW typical display module power consumption (at 60Hz frame rates) including LED illumination

  •
  Low voltage operation:

      Display panel: 3.3 ± 0.3 V

      LED illumination: 5.0 ± 0.5 V

  •
  Adjustable frame rate—up to 100 color frames per second

  •
  Independent color LED brightness control; programmable gamma control; power saving mode

  •
  Simple, 8-bit digital interface, with data rates up to 24 Mbytes/second

  •
  Two-wire control interface (TWIN)

  •
  Color sequential mode of operation

  •
  High brightness display module for indoor and outdoor use; 343 cd/m2 nominal luminance

  •
  Contrast ratio greater than 100:1

  •
  White point calibrated to 6500 ± 500 K

Applications

  •
  Digital still camera viewfinders

  •
  Video camcorder viewfinders

  •
  Wireless communication devices

  •
  Ultra-portable display applications

Value Proposition

  •
  Display Engine Module provides seamless integration into end-user applications, significantly reducing engineering design and development time

  •
  Reduces risk associated with new optics development, and offers a proven, high quality, low-cost microdisplay/optics combination

  •
  Reduces manufacturing labor time during camera/device assembly

  •
  Eliminates clean room requirement for microdisplay integration

  •
  Eases supply chain management requirements for the Electronic Viewfinder Assembly

Description

        With 320 × 240 full-color pixels, the QVGA Display Engine provides a high resolution, integrated display/optics solution, incorporating the Displaytech QVGA Display Module QDM-0076-MV5, magnification and focusing optics, and mechanical housing. Like all Displaytech products, the module takes advantage of the fast switching speeds and superior optical qualities of our patented Ferroelectric Liquid Crystal (FLC) materials and technology. The FLC enables bright, full-color graphics and crisp text at frame rates up to 100 Hz over a broad temperature range. Compact and lightweight, the Display Engine is optimized for use in Digital Still Cameras, Video Camcorders, Wireless Communication Devices, and Ultra-portable display applications.

        This high brightness Display Engine delivers a nominal 340 cd/m2 for indoor and outdoor use. It also supports programmable brightness settings that may be passed on to the end user. The Display Module minimizes power consumption by efficient utilization of field sequential color operation. Typical Display Module power consumption is less than 135 mW at 60 Hz frame rates and also includes a power saving mode that dramatically reduces power consumption to less than 5 mW. Excellent optical efficiency is provided with both an aperture ratio greater than 88% and a top metal reflectance greater than 85%.

        The incorporated QVGA Display Module features a programmable response curve, allowing for gamma response values from 1.0 to approximately 3.0. Specifically, manufacturers can control brightness and color or can pass control of these parameters on to the end-user using device interfaces. This gives manufacturers the freedom to design application devices with customer satisfaction, and not display limitations, as their primary focus. Available control registers provide additional optimization for specific customer applications through the TWIN interface. Data interfacing to the module consists of an 8-bit digital data bus operating at up to 24 MHz.

Product Specifications
LightView QVGA Display Engine—Model QDE-0076-SE2

Engine Specifications
Format:	QVGA (320 × 240 full color pixels)
Magnification:	20x
Adjustment Range:	-3D to +1D
Field of View:	21.6 degrees
Color depth:	24 bits
Frame rate (full color):	100 Hz (maximum) 75 Hz (nominal)
Module Specifications
Brightness	340 cd/m2 (nominal)
Contrast Ratio:	100:1
White Color Temperature:	6500 ± 500 K
Electrical
Interface	8 bit digital data bus
Display panel	3.3 V CMOS
LED Illuminator	5.0 V
Power Consumption (Display panel + LED Illuminator)
Total Module:	< 135 mW @ 60 Hz frame rates
Low Power Mode:	5 mW
Physical (Engine Assembly)
Dimensions (L × W × H):	[Length is measured at +1D]
With Flex	27 × 24 × 47mm
Without Flex	27 × 24 × 26 mm
Thermal
Operating temperature:	-10° C to 50° C
Storage temperature:	-30° C to 80° C

Corporate Profile

        Longmont, Colo.-based Displaytech, Inc. makes and sells microdisplays with superior image quality to performance-driven consumer electronics companies, providing sustainable competitive advantages to their digital still cameras, camcorders, and mobile communication device customers. Displaytech offers high-quality, patented Ferroelectric Liquid Crystal (FLC) display products through its LightView™ product lines, which use less power and with smaller form factors allowing for product design innovation and meeting tough manufacturing demands. Established partnerships with industry-leading manufacturers also position Displaytech to keep pace with the challenges of the high volume consumer electronics market.

For more information visit www.displaytech.com

Displaytech, Inc.	Telephone	303-772-2191
2602 Clover Basin Drive	Toll free (USA)	800-397-8124
Longmont, Colorado 80503-7604	Fax	303-772-2193
USA	Email	QVGAsupport@displaytech.com
	Website	www.displaytech.com

Preliminary Data Sheet

Light View™ 311k Digital Display Module

        [GRAPHIC]

Summary

        The Displaytech LightView™ 311k Display Module is a high resolution, low power offering specifically designed for color digital still camera and video camcorder electronic viewfinder applications. The module provides an integrated display solution, incorporating the display panel, polarization optics, illumination, and control circuitry in a compact opto-mechanical package. This product takes advantage of the fast switching speeds and superior optical qualities of our patented Ferroelectric Liquid Crystal (FLC) materials, delivering images free of motion smearing or color breakup. This high brightness display module delivers 250 cd/m2 while consuming less than 175 mW at 120 Hz frame rate. The display also includes a sleep mode that dramatically reduces power consumption to less than 5 mW. Industry standard digital interfaces are supported for easy product integration.

Features

  •
  High resolution format with 432 x 240 full color pixels (311,000 effective dots)

  •
  Fast switching Ferroelectric Liquid Crystal (FLC) material eliminates motion smearing

  •
  Supports consumer product temperature ranges

  •
  Low power: Less than 175 mW including LED illumination and display driver

  •
  120 Hz frame rate (360 Hz RGB field rate)

  •
  Performance adjustments of the display including brightness and gamma can be passed on to end-user

  •
  All digital display with superior image quality

  •
  Color sequential mode of operation

Applications

  •
  Digital still camera viewfinders

  •
  Video camcorder viewfinders

  •
  Wireless communication devices

  •
  Head mounted displays

  •
  Ultra-portable display applications

Availability

• Engineering Samples:	June 2003
• Pre-production Prototypes:	September 2003
• Volume Production:	Q4 2003

Supported Interfaces

  •
  8-bit RGB-serial data, Hd, Vd, Valid, Clock

  •
  CCIR 601

  •
  CCIR 656

Block Diagram

Preliminary Product Specifications
LightView™ 311k Display Module

General
Format:	432 × 240
Array diagonal:	0.255"
Pixel Pitch:	12 μm × 16.2 μm
Fill Factor:	> 90%
Color depth:	24 bit
Frame Rate:	120 Hz (360 Hz RGB field rate)
Optical(1)
Brightness:	250 cd/m2 Nominal
Contrast Ratio:	> 100:1 @ room temperature
White Color Temperature:	6,500 ± 500 K Adjustable
Electrical
Supported Interfaces:	8-bit RGB-serial data, Hd, Vd, Valid, Clock CCIR 601 CCIR 656
Power Consumption:	Total Module: < 175 mW (Display panel + LED Illuminator + Controller)
Required Supply Voltages:	2.5V (Core) 3.3V (I/O) 5V (LED)
Packaging Dimensions:	20.20 × 19.20 × 13.5 mm (TBD)
Thermal
Operating temperature:	-10 °C to 70 °C
Storage temperature:	-30 °C to 83 °C

LDM-0311-A specifications are subject to change

(1)
Quantities apply to product performance at standard operating conditions

Corporate Profile

        Longmont, Colo.-based Displaytech, Inc. makes and sells microdisplays with superior image quality to performance-driven consumer electronics companies, providing sustainable competitive advantages to their digital still cameras, camcorders, and mobile communication device customers. Displaytech offers high-quality, patented Ferroelectric Liquid Crystal (FLC) display products through its LightView™ product lines, which use less power and with smaller form factors allowing for product design innovation and meeting tough manufacturing demands. Established partnerships with industry-leading manufacturers also position Displaytech to keep pace with the challenges of the high-volume consumer electronics market.

For more information visit www.displaytech.com

Telephone:	303-772-2191
Toll free (USA):	800-397-8124

Schedule 2.4

Process Procedure Documentation (QC Process Charts)

[*****]

SCHEDULE 3.1

Date of Update 14-Mar-03

PLP Minimum Annual Volume

Product	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Q1 2004	Q2 2004	Notes
B/W ORCA	420k	420k	400k	390k			Agreed
LV311		Product Release

  Process

1
Miyota Involvement in Development Process of new product

3
Miyota provides sales plan and volume forecast

4
Displaytech and Miyota discuss forecast

5
DT & Miyota agree to plan - PLP exclusivity per the contract remains in force contract is amendmended 30 days after product release (number 3) with agreed plan

6
DT and Miyota cannot agree to sales plan and exclusivity is not in place for product 30 days after product release (number 3)

SCHEDULE 3.2

ORCA

	2003				2004
	Q1 03	Q2 03	Q3 03	Q4 03	Q1 04	Q2 04	Q3 04	Q4 04
SELLING PRICE TO MIYOTA FROM DT	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
SELLING PRICE TO DT FROM MIYOTA	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
MARGIN TO DISPLAYTECH PER UNIT	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
EXPECTED SONY SELL PRICE Miyota will look for areas to increase value-add such as lens and housing	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		<1Kp	1Kp-5Kp	5Kp-10Kp	10Kp-100Kp
ORCA SELLING PRICE TO DISPLAYTECH (same spec as current PLP customer) (less than 10k per month is special price for [*****])	non PLP	[*****]	[*****]	[*****]	[*****]
Future Products	Price = [*****]
Price - price paid by Miyota sales to DT Manufacturing Cost - price paid by DT to MYT production

SCHEDULE 7.1

TABLE OF CONTENTS

1
QVGA PRICING

2
LV311 PRICING

3
NRE

4
INVOICES

QVGA SE2

		Q1 03	Q2 03	Q3 03	Q4 03	Q1 04
SE2 SELLING PRICE TO DISPLAYTECH		[*****]	[*****]	[*****]	[*****]	[*****]
Beginning Q2 03, $.30 rebate per part to be accrued and paid to Miyota by Displaytech when Displaytech reaches cashflow positive			*	*	*
SE1 SELLING PRICE TO DISPLAYTECH	HP	[*****]	[*****]
		5Kp-20Kp	20Kp-50Kp	50Kp-100Kp
SE1 SELLING PRICE TO DISPLAYTECH	Taiwan	[*****]	[*****]	[*****]
MV5 SELLING PRICE TO DISPLAYTECH	Taiwan	[*****]	[*****]	[*****]

LV311 NRE FROM MIYOTA TO DT

	Mar-03	Jun-03
AMOUNT	$400,000	$300,000

OPEN INVOICE

	INVOICE	DT PLAN	COMMENTS
MINOLTA REPLACEMENTS	$268,208	$25,000	PAYMENT PER MONTH STARTING JULY 1 2003 UNTIL PAID IN FULL
CONCORD INVENTORY	$342,734	PAY FULL PER UNIT PRICE AS UNITS ARE SOLD	IF PRODUCT NOT SOLD BY SEPTEMBER 2003 A PAYMENT PLAN WILL BE ESTABLISHED TO PAY THE INVOICE IN FULL FOR THE 21872 UNITS IN FINISHED GOODS AT A PRICE OF $15.67

QuickLinks

AMENDMENT NO. 4